NEEDHAM Small Cap Growth Fund
Rule 10F-3


Issuer
Hittite Microwave Corporation

Type of Security
Common

IPO or Secondary
IPO

SEC Registered
Yes

Total Offering
4,500,000

Date of Purchase
7/21/05

Number of Shares Purchased
1,730

Date of Public Offer
7/21/05

Fund Price Paid
$17.00


Public Offering Price
$17.00

Firm Commitment Underwriting?
Yes

Underwriting gross spread as % of proceeds
1.13%

Consistent with average industry % of gross spread?
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 25% of the offering?
Yes

Name of underwriter(s) purchased from
Lehman Brothers

Needham & Company, LLC Mgr or Co-Mgr?
Yes


NEEDHAM Small Cap Growth Fund
Rule 10F-3

Issuer
Unica Corporation

Type of Security
Common

IPO or Secondary
IPO

SEC Registered
Yes

Total Offering
4,800,000

Date of Purchase
8/3/05

Number of Shares Purchased
4,335

Date of Public Offer
8/3/05

Fund Price Paid
$10.00

Public Offering Price
$10.00

Firm Commitment Underwriting?
Yes

Underwriting gross spread as % of proceeds
0.54%

Consistent with average industry % of gross spread?
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 25% of the offering?
Yes

Name of underwriter(s) purchased from
Deutsche Bank Securities

Needham & Company, LLC Mgr or Co-Mgr?
Yes


NEEDHAM Small Cap Growth Fund
Rule 10F-3

Issuer
iRobot Corporation

Type of Security
Common

IPO or Secondary
IPO

SEC Registered
Yes

Total Offering
4,300,000

Date of Purchase
11/8/05

Number of Shares Purchased
1,650

Date of Public Offer
11/8/05

Fund Price Paid
$24.00

Public Offering Price
$24.00

Firm Commitment Underwriting?
Yes

Underwriting gross spread as % of proceeds
0.63%

Consistent with average industry % of gross spread?
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 25% of the offering?
Yes

Name of underwriter(s) purchased from
Morgan Stanley

Needham & Company, LLC Mgr or Co-Mgr?
Yes

NEEDHAM Small Cap Growth Fund
Rule 10F-3

Issuer
Vimicro International Corporation

Type of Security
American Depository Shares

IPO or Secondary
IPO

SEC Registered
Yes

Total Offering
8,697,063

Date of Purchase
11/14/05

Number of Shares Purchased
9,031

Date of Public Offer
11/14/05

Fund Price Paid
$10.00

Public Offering Price
$10.00

Firm Commitment Underwriting?
Yes

Underwriting gross spread as % of proceeds
0.58%

Consistent with average industry % of gross spread?
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 25% of the offering?
Yes

Name of underwriter(s) purchased from
Morgan Stanley

Needham & Company, LLC Mgr or Co-Mgr?
Yes